Exhibit 99.1

Deloitte & Touche LLP 3 Second Street
Suite 301
Harborside Plaza 10
Jersey City, NJ 07302
USA
Tel: +1 212 937 8202
www.deloitte.com

Stack Infrastructure, Inc.

1700 Broadway, Suite 1750

Denver, Colorado 80290

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of tenant leases in connection with the proposed offering of Stack Infrastructure Issuer, LLC, Secured Data Center Revenue Term Notes, Series 2026-1, Class A-2. Stack Infrastructure, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Morgan Stanley & Co. LLC (“Morgan Stanley” and, together with the Company the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Data File and communicated differences prior to being provided the final Statistical Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On January 23, 2026, representatives of Morgan Stanley, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Statistical Data File”) and related record layout containing data, as represented to us by the Company, as of October 1, 2025, with respect to 53 tenant leases (the “Leases”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Leases relating to the tenant lease characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1. Tenant ID (for informational purposes only)

2. Tenant name

3. Region

4. Critical load power (CLP)/kw leased

5. Current Rent per kw per month

6. Base rent amount

7. Additional base rent amount (if applicable)

8. Lease expiration date

9. Total number of payments

10. Lease payment frequency

11. Next escalation date (month and day only)

12. Escalator frequency

13. Escalator rate

14. Renewal options remaining

15. Length of renewal options

16. Ultimate parent of customer/corporate guarantor

17. Lease start date

18. Lessee guarantor credit rating

We compared Characteristics 2. through 16. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the “Lease Agreement”) or a computer-generated data file and related record layout containing data with respect to the 50 tenant leases related to Stack Infrastructure Issuer, LLC, Secured Data Center Revenue Term Notes, Series 2025-1, Class A-2 (the “2025-1 Transaction Data File”).

We compared Characteristic 17. to the corresponding information set forth on or derived from the Lease Agreement, the “Commencement Letter” or the 2025-1 Transaction Data File.

At the instruction of Morgan Stanley, on behalf of the Company, we accessed the “Standard & Poor’s Financial Services LLC Website” (https://www.standardandpoors.com) on January 29, 2026. Using the ultimate parent of the customer/corporate guarantor (as set forth on the Lease Agreement or the 2025-1 Transaction Data File), we compared Characteristic 18. to the corresponding information set forth on Standard & Poor’s Financial Services LLC Website.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 8., 11. and 17., differences of 30 days or less are deemed to be in agreement.

In addition to the procedures described above, we performed the following procedures:

•

for the each of the Leases, we compared the ramp schedule, rent schedule, contracted base rent schedule and contracted next 12 months rent schedule, each as set forth on the Statistical Data File, to the corresponding information set forth on or derived from the Lease Agreement or the 2025-1 Transaction Data File, for the period beginning October 1, 2025 through the related lease expiration date (as determined above), and found it to be in agreement; and

•

for the Leases indicated in Appendix A, we compared the (i) office rent ramp schedule and (ii) 12 month office rent ramp schedule as set forth on the Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement or 2025-1 Transaction Data File, for the period beginning October 1, 2025 through the related lease expiration date (as determined above), and found it to be in agreement.

The tenant lease documents described above, including any information obtained from the Standard & Poor’s Financial Services LLC Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Lease Documents

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 4, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 4, 2026.

In applying our agreed-upon procedures as outlined above, we compared the (i) office rent ramp schedule and (ii) 12 month office rent ramp schedule as set forth on the Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement or 2025-1 Transaction Data File for the following Leases:

Tenant ID

2

4

5

14

22

27

40

44

46

47

50

52

53

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.